SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)          March 15, 2005
                                                 -------------------------------

                                KELLWOOD COMPANY
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               (Exact name of registrant as specified in charter)


        Delaware                     001-07340                   36-2472410
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(State of other jurisdiction       (Commission              (IRS Employer
   of incorporation)               File Number)             Identification No.)



600 Kellwood Parkway, P.O. Box 14374, Chesterfield, Missouri        63017
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(Address of principal executive offices)                          (Zip Code)



Registrant's telephone number, including area code    (314) 576-3100
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                                       N/A
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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))




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ITEM 1.01:        ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT; ITEM 2.03:
CREATION OF A DIRECT FINANCIAL OBLIGATION; AND ITEM 3.03: MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS

                  On March 15, 2005, the material domestic subsidiaries of the Kellwood Company (the "Company") entered into two guaranty agreements: one in favor of Union Bank of California, N.A. ("UBOC"), as trustee, guaranteeing the Company's obligations under its $200,000,000 3.50% Convertible Senior Debentures due 2034 (the "Convertible Debentures") and another in favor of JPMorgan Chase Bank, as trustee, guaranteeing the Company's obligations under its $150,000,000 7.625% 1997 Debentures due October 15, 2017 and its $150,000,000 7.875% 1999
Debentures due July 15, 2009 (the "JPMorgan Guaranty Agreement" and together with the UBOC Guaranty Agreement, the "Guaranty Agreements").

                  The Guaranty Agreements guarantee the payment and performance by the Company of its obligations under the Convertible Debentures described above and contain other standard terms and provisions customary for guarantees of this type. The UBOC Guaranty Agreement does not apply to any performance, observance or discharge by the Company with respect to conversion of the Convertible Senior Debentures and terminates immediately prior to the conversion of any Convertible Debenture into the Company's common stock.

                  The Guaranty Agreements are substantially similar to the guaranty agreement (the "Credit Agreement Guaranty") executed by the Company's material domestic subsidiaries pursuant to the Company's Credit Agreement, dated as of October 20, 2004 with a number of lenders, including Bank of America, N.A., as agent. The Guaranty Agreements automatically terminate upon any release or termination of the Credit Agreement Guaranty.

                  In connection with the UBOC Guaranty Agreement, the Company has given notice to the holders of the Convertible Debentures to suspend the use of the Registration Statement on Form S-3 (SEC File No. 333-117833) until a post-effective amendment to the Registration Statement containing disclosures related to the guaranties, including financial statement disclosures required by Rule 3-10 of Regulation S-X, is declared effective by the Securities and Exchange Commission.

 ITEM 9.01        FINANCIAL STATEMENTS AND EXHIBITS

         (c)  Exhibits

             4.01 Guaranty Agreement executed and delivered as of March 15, 2005, made by certain domestic subsidiaries of the Company to Union Bank of California, N.A., as trustee with respect to the Convertible Debentures.

             4.02 Supplemental Indenture to the 3.50% Convertible Senior Debenture Indenture, dated as of March 15, 2005, with Union Bank of California, N.A.

             4.03 Guaranty Agreement executed and delivered as of March 15, 2005, made by certain domestic subsidiaries of the Company to JPMorgan Chase Bank, as trustee, with respect to the Company's $150,000,000 7.625% 1997 Debentures due October 15, 2017 and $150,000,000 7.875% 1999 Debentures due July
                     15, 2009.

             4.04 Supplemental Indenture to the Master Trust Indenture, dated as of March 15, 2005, with JPMorgan Chase Bank, as trustee, governing the Company's $150,000,000 7.625% 1997 Debentures due October 15, 2017 and $150,000,0000 7.875% 1999
                     Debentures due July 15, 2009.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 15, 2005

                                             KELLWOOD COMPANY

                                             By: /s/ Thomas H. Pollihan
                                                --------------------------------
                                                Thomas H. Pollihan
                                                Senior Vice President, Secretary
                                                and General Counsel